EXHIBIT 99.1

Hemisphere Media Group Announces New $25
Million Share Repurchase Plan

MIAMI, FL— August 15, 2018-- Hemisphere Media Group, Inc. (NASDAQ:HMTV) ("Hemisphere" or the "Company"), announced today that its Board of Directors has authorized the Company to repurchase its Class A common stock in the open market for an aggregate purchase price of up to $25 million. This stock repurchase program is designed to return value to Hemisphere stockholders, and the Company anticipates utilizing this repurchase program opportunistically from time to time as deemed appropriate.  It complements the company's existing $25 million repurchase program.
“This new authorization highlights the Board and management team’s continued confidence in our unique portfolio and business outlook, our strong cash flow generation and our focus on returning capital to shareholders,” said Alan Sokol, Chief Executive Officer of Hemisphere.  “Our capital allocation priorities have not changed, and we will continue to evaluate attractive M&A opportunities and invest in our business to capitalize on our growth initiatives.  We remain committed to strategically deploying capital where we believe we can create long-term value for our shareholders.”

The new repurchase program may be implemented through open market repurchases or privately negotiated transactions, at management’s discretion, based on market and business conditions, applicable contractual and legal requirements and other factors. There is no guarantee as to the exact number of shares that will be repurchased under the plan.  The new stock repurchase program does not obligate Hemisphere to acquire any specific amount of common stock and the Plan may be suspended or discontinued at any time in the Company's sole discretion.

Forward-Looking Statements
Statements in this press release and oral statements made from time to time by representatives of Hemisphere may contain certain statements about Hemisphere and its consolidated subsidiaries that are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These include, but are not limited to, the effects of Hurricane Maria in the short and long-term on Hemisphere's business and the advertising market in Puerto Rico as well as Hemisphere's customers, employees, third-party vendors and suppliers, the effect on retransmission and subscriber fees that Hemisphere receives, short and long-term migration shifts in Puerto Rico, Hemisphere's ability to timely and fully recover proceeds under our insurance policies, Hemisphere's ability to close the acquisition of Snap TV,  Hemisphere's ability to successfully integrate the acquired assets and achieve anticipated synergies, statements relating to Hemisphere's future financial and operating results (including growth and earnings), plans, objectives, expectations and intentions and other statements that are not historical facts. These statements are based on the current expectations of the management of Hemisphere and are subject to uncertainty and changes in circumstance, which may cause actual results to differ materially from those expressed or implied in such forward-looking statements. Without limitation, any statements preceded or followed by or that include the words "targets," "plans," "believes," "expects," "intends," "will," "likely," "may," "anticipates," "estimates," "projects," "should," "would," "expect," "positioned," "strategy," "future," or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements are discussed under the headings "Risk Factors" and "Forward-Looking Statements" in Hemisphere's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission ("SEC"), as they may be updated in any future reports filed with the SEC. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, Hemisphere's actual results, performance, or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and Hemisphere undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

About Hemisphere Media Group, Inc.: Hemisphere Media Group, Inc. (HMTV) is the only publicly traded pure-play U.S. media company targeting the high growth U.S. Hispanic and Latin American markets with leading broadcast and cable television and digital content platforms. Headquartered in Miami, Florida, Hemisphere owns and operates five leading U.S. Hispanic cable networks, two Latin American cable networks, and the leading broadcast television network in Puerto Rico, and has ownership interests in Canal 1, the #3 national broadcast television network in Colombia, Pantaya, a Spanish-language OTT service in the U.S., and other digital assets.

Source: Hemisphere Media Group, Inc.

Investor Relations Contact
Edelman Financial Communications for Hemisphere Media Group
Danielle O’Brien
646.277.1289
Danielle.obrien@edelman.com

Media Contacts
Hemisphere Media Group
Katie Melenbrink
646.705.2874
kmelenbrink@hemispheretv.com
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